SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 2006



                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      0-27122                     94-2900635
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)

                    3011 Triad Drive
                      Livermore, CA                                94550
         (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (925) 245-3400

                                      None

          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry Into a Material Definitive Agreement.

Amendment of 2004 Director Option Plan and Other Non-Employee Director
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Compensation
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     On January 26, 2006, the Board of Directors of Adept Technology, Inc.
("Adept") approved the amendment of the 2004 Director Option Plan to provide that the annual option grant to non-employee directors be increased from 2,000 shares of Adept common stock to 3,000 shares. This grant is made annually on the date of the Adept Board meeting immediately following the annual stockholders meeting, which is generally the same date as the stockholders meeting.

     In addition, effective upon approval, the Board approved the increase of the annual cash retainer payable to Adept's non-employee directors (other than the Chairman) from $10,000 to $20,000 and, in connection with appointing a non-employee, independent director to serve as Chairman of the Board, approved an annual retainer to the Chairman of the Board of $30,000.

     Further, the Board amended its compensation policy for attendance at Board meetings to provide that Adept would pay to non-employee directors compensation of $500 (rather than $1,000) for attendance by telephone at each Board meeting. The compensation for in-person attendance at Board meetings continues to be $1,000 per meeting.



Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Election of Chairman of the Board
---------------------------------

     On January 26, 2006, the Adept Board of Directors elected Michael P. Kelly, formerly Adept's Lead Independent Director, to serve as Chairman of the Board, succeeding Robert Bucher. Robert Bucher, Adept's President and Chief Executive Officer, will continue to serve as a director of Adept. As the Chairman of the Board of Adept is a non-employee, independent director, Adept will no longer retain the director position of "Lead Independent Director."

     Adept's press release announcing the election of the Chairman of the Board is attached as an exhibit to this Report on Form 8-K.



Item 9.01 Financial Statements and Exhibits

         (d) Exhibits

         10.1  Summary of Non-Employee Director Compensation, as Amended

         99.1  Press Release of Adept dated February 1, 2006.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADEPT TECHNOLOGY, INC.



Date: February 1, 2006                  By: /s/ Robert R. Strickland
                                            ------------------------------------
                                        Robert R. Strickland
                                        Vice President of Finance and Chief
                                        Financial Officer